                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  First Virtual Communications, Inc.        CASE NO.  05-30145-TEC & 05-30146-TEC
        and CUseeMe Networks, Inc.                              -------------------
                                                  CHAPTER 11
                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)

                          SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:       May-05                   PETITION DATE:      01/20/05
                  -----------------                             ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly
    Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

    Dollars reported in     $  1
                                                           ----

2.  ASSET AND LIABILITY STRUCTURE                                                END OF CURRENT    END OF PRIOR    AS OF PETITION
                                                                                      MONTH            MONTH           FILING
                                                                                 --------------    ------------    --------------
    a.  Current Assets                                                              $2,463,160      $2,938,526
                                                                                 --------------    ------------
    b.  Total Assets                                                                $2,463,160      $2,938,526        $5,234,654
                                                                                 --------------    ------------    --------------
    c.  Current Liabilities                                                           $296,955        $501,110
                                                                                 --------------    ------------
    d.  Total Liabilities                                                           $2,369,228      $2,573,383        $6,143,302
                                                                                 --------------    ------------    --------------

3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                                             CUMULATIVE
                                                                                  CURRENT MONTH     PRIOR MONTH    (CASE TO DATE)
                                                                                 --------------    ------------    --------------
    a.  Total Receipts                                                                 $14,884         $53,534        $9,533,518
                                                                                 --------------    ------------    --------------
    b.  Total Disbursements                                                           $508,092        $227,957        $7,824,591
                                                                                 --------------    ------------    --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                   ($493,208)      ($174,423)       $1,708,927
                                                                                 --------------    ------------    --------------
    d.  Cash Balance Beginning of Month                                             $2,518,135      $2,692,558          $316,000
                                                                                 --------------    ------------    --------------
    e.  Cash Balance End of Month (c + d)                                           $2,024,927      $2,518,135        $2,024,927
                                                                                 --------------    ------------    --------------

                                                                                                                     CUMULATIVE
                                                                                  CURRENT MONTH     PRIOR MONTH    (CASE TO DATE)
                                                                                 --------------    ------------    --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                   ($275,409)      ($238,032)       $4,325,366
                                                                                 --------------    ------------    --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                             $0              $0
                                                                                 --------------    ------------
6.  POST-PETITION LIABILITIES                                                         $296,955        $501,110
                                                                                 --------------    ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                             $28,114         $40,698
                                                                                 --------------    ------------

AT THE END OF THIS REPORTING MONTH:                                                         YES                       NO
                                                                                 ------------------------  ------------------------
8.  Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach
    listing including date of payment, amount of payment and name of payee)      Yes
                                                                                 ------------------------  ------------------------
9.  Have any payments been made to professionals?  (if yes, attach listing
    including date of payment, amount of payment and name of payee)              Yes
                                                                                 ------------------------  ------------------------
10. If the answer is yes to 8 or 9, were all such payments approved by the
    court?                                                                       Yes
                                                                                 ------------------------  ------------------------
11. Have any payments been made to officers, insiders, shareholders, relatives?
    (if yes, attach listing including date of payment, amount and reason for
    payment, and name of payee)                                                                            Payroll and expense only

12. Is the estate insured for replacement cost of assets and for general
    liability?                                                                   Yes
                                                                                 ------------------------  ------------------------
13. Are a plan and disclosure statement on file?                                                           No
                                                                                 ------------------------  ------------------------
14. Was there any post-petition borrowing during this reporting period?                                    No
                                                                                 ------------------------  ------------------------

15. Check if paid: Post-petition taxes   Y   ;
                                        -----
    U.S. Trustee Quarterly Fees          Y   ;
                                        -----
    Check if filing is current for:
    Post-petition tax reporting and
    tax returns:                         Y   .
                                        -----

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:        6/25/2005 0:00                       /s/ Jonathan G. Morgan
     ------------------------------               ------------------------------
                                                  Chief Executive Officer

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                     For the Month Ended      05/31/05
                                         ------------------

            CURRENT MONTH
-------------------------------------
                                                                                                   CUMULATIVE      NEXT MONTH
  ACTUAL       FORECAST      VARIANCE                                                             (CASE TO DATE)    FORECAST
----------    ----------    ----------                                                            --------------   ----------
                                             REVENUES:
       $0     N/A           N/A          1   Gross Sales                                            $1,984,925
----------    ----------    ----------                                                              ----------     ----------
                                         2   less: Sales Returns & Allowances
----------    ----------    ----------                                                              -----------    ----------
       $0     N/A           N/A          3   Net Sales                                              $1,984,925
----------    ----------    ----------                                                              -----------    ----------
       $0     N/A           N/A          4   less: Cost of Goods Sold     (Schedule 'B')                $6,751
----------    ----------    ----------                                                              -----------    ----------
       $0     N/A           N/A          5   Gross Profit                                           $1,978,174
----------    ----------    ----------                                                              -----------    ----------
       $8     N/A           N/A          6   Interest                                                   $1,008
----------    ----------    ----------                                                              -----------    ----------
       $0     N/A           N/A          7   Other Income:                                              $1,000
----------    ----------    ----------                    --------------------------------------    -----------    ----------
                                         8
----------    ----------    ----------     -----------------------------------------------------    -----------    ----------
                                         9
----------    ----------    ----------     -----------------------------------------------------    -----------    ----------

       $8     N/A           N/A         10       TOTAL REVENUES                                     $1,980,182
----------    ----------    ----------                                                              -----------    ----------

              N/A           N/A             EXPENSES:
              ----------    ----------
  $23,177     N/A           N/A         11   Compensation to Owner(s)/Officer(s)                      $164,224
----------    ----------    ----------                                                              -----------    ----------
  $18,704     N/A           N/A         12   Salaries                                                 $605,488
----------    ----------    ----------                                                              -----------    ----------
              N/A           N/A         13   Commissions
----------    ----------    ----------                                                              -----------    ----------
       $0     N/A           N/A         14   Contract Labor                                            $29,000
----------    ----------    ----------                                                              -----------    ----------
                                             Rent/Lease:
   $4,000     N/A           N/A         15       Personal Property                                    $132,188
----------    ----------    ----------                                                              -----------    ----------
              N/A           N/A         16       Real Property
----------    ----------    ----------                                                              -----------    ----------
  $15,983     N/A           N/A         17   Insurance                                                 $29,983
----------    ----------    ----------                                                              -----------    ----------
              N/A           N/A         18   Management Fees
----------    ----------    ----------                                                              -----------    ----------
       $0     N/A           N/A         19   Depreciation                                              $65,000
----------    ----------    ----------                                                              -----------    ----------
                                             Taxes:
   $4,132     N/A           N/A         20       Employer Payroll Taxes                                $65,676
----------    ----------    ----------                                                              -----------    ----------
              N/A           N/A         21       Real Property Taxes
----------    ----------    ----------                                                              -----------    ----------
              N/A           N/A         22       Other Taxes
----------    ----------    ----------                                                              -----------    ----------
       $0     N/A           N/A         23   Other Selling                                             $15,000
----------    ----------    ----------                                                              -----------    ----------
   $5,008     N/A           N/A         24   Other Administrative                                     $283,541
----------    ----------    ----------                                                              -----------    ----------
       $0     N/A           N/A         25   Interest                                                  $85,118
----------    ----------    ----------                                                              -----------    ----------
  $15,779     N/A           N/A         26   Other Expenses:    Prepaid Expense Amort.                $129,003
----------    ----------    ----------                      ------------------------------------    -----------    ----------
              N/A           N/A         27
----------    ----------    ----------     -----------------------------------------------------    -----------    ----------
              N/A           N/A         28
----------    ----------    ----------     -----------------------------------------------------    -----------    ----------
              N/A           N/A         29
----------    ----------    ----------     -----------------------------------------------------    -----------    ----------
              N/A           N/A         30
----------    ----------    ----------     -----------------------------------------------------    -----------    ----------
              N/A           N/A         31
----------    ----------    ----------     -----------------------------------------------------    -----------    ----------
              N/A           N/A         32
----------    ----------    ----------     -----------------------------------------------------    -----------    ----------
              N/A           N/A         33
----------    ----------    ----------     -----------------------------------------------------    -----------    ----------
              N/A           N/A         34
----------    ----------    ----------     -----------------------------------------------------    -----------    ----------

  $86,784     N/A           N/A         35       TOTAL EXPENSES                                     $1,604,222
----------    ----------    ----------                                                              -----------    ----------

 ($86,775)    N/A           N/A         36 SUBTOTAL                                                   $375,961
----------    ----------    ----------                                                              -----------    ----------

                                           REORGANIZATION ITEMS:
($178,384)    N/A           N/A         37   Professional Fees                                       ($543,884)
----------    ----------    ----------                                                              -----------    ----------
              N/A           N/A         38   Provisions for Rejected Executory Contracts
----------    ----------    ----------                                                              -----------    ----------
              N/A           N/A         39   Interest Earned on Accumulated Cash from
----------    ----------    ----------                                                              -----------    ----------
              N/A           N/A              Resulting Chp 11 Case
              ----------    ----------
       $0     N/A           N/A         40   Gain or (Loss) from Sale of Assets                     $4,503,539
----------    ----------    ----------                                                              -----------    ----------
 ($10,250)    N/A           N/A         41   U.S. Trustee Quarterly Fees                              ($10,250)
----------    ----------    ----------                                                              -----------    ----------
              N/A           N/A         42
----------    ----------    ----------     -----------------------------------------------------    -----------    ----------
($188,634)    N/A           N/A         43        TOTAL REORGANIZATION ITEMS                        $3,949,405
----------    ----------    ----------                                                              -----------    ----------
($275,409)    N/A           N/A         44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES          $4,325,366
----------    ----------    ----------                                                              -----------    ----------
              N/A           N/A         45   Federal & State Income Taxes
----------    ----------    ----------                                                              -----------    ----------
($275,409)    N/A           N/A         46 NET PROFIT (LOSS)                                        $4,325,366
==========    ----------    ----------                                                              ===========    ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                 BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED      05/31/05
                                            -------------------

  ASSETS
                                                                      FROM SCHEDULES     MARKET VALUE
                                                                      --------------     ------------
         CURRENT ASSETS

 1              Cash and cash equivalents - unrestricted                                    $562,989
                                                                                         ============
 2              Cash and cash equivalents - restricted                                    $1,461,938
                                                                                         ============
 3              Accounts receivable (net)                                    A                    $0
                                                                                         ------------
 4              Inventory                                                    B                    $0
                                                                                         ------------
 5              Prepaid expenses                                                            $404,612
                                                                                         ------------
 6              Professional retainers
                                                                                         ------------
 7              Other: Operating expenses owed by Radvision                                  $33,621
                       ---------------------------------------------                     ------------
 8
                ----------------------------------------------------                     ------------
 9                         TOTAL CURRENT ASSETS                                           $2,463,160
                                                                                         ------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10              Real property                                                C                    $0
                                                                                         ------------
11              Machinery and equipment                                      D                    $0
                                                                                         ------------
12              Furniture and fixtures                                       D                    $0
                                                                                         ------------
13              Office equipment                                             D                    $0
                                                                                         ------------
14              Leasehold improvements                                       D                    $0
                                                                                         ------------
15              Vehicles                                                     D                    $0
                                                                                         ------------
16              Other:                                                       D
                       ---------------------------------------------                     ------------

                ----------------------------------------------------                     ------------
17                                                                           D
                ----------------------------------------------------                     ------------
18                                                                           D
                ----------------------------------------------------                     ------------
19                                                                           D
                ----------------------------------------------------                     ------------
20                                                                           D
                ----------------------------------------------------                     ------------
21                         TOTAL PROPERTY AND EQUIPMENT                                           $0
                                                                                         ------------
         OTHER ASSETS

22              Loans to shareholders
                                                                                         ------------
23              Loans to affiliates
                                                                                         ------------
24
                ----------------------------------------------------                     ------------
25
                ----------------------------------------------------                     ------------
26
                ----------------------------------------------------                     ------------
27
                ----------------------------------------------------                     ------------
28                         TOTAL OTHER ASSETS                                                     $0
                                                                                         ------------
29                         TOTAL ASSETS                                                   $2,463,160
                                                                                         ============

  NOTE:
       Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

           POST-PETITION

                  CURRENT LIABILITIES

30                           Salaries and wages
                                                                                                          --------------
31                           Payroll taxes
                                                                                                          --------------
32                           Real and personal property taxes
                                                                                                          --------------
33                           Income taxes
                                                                                                          --------------
34                           Sales taxes                                                                         $3,351
                                                                                                          --------------
35                           Notes payable (short term)                                                              $0
                                                                                                          --------------
36                           Accounts payable (trade)                                                A          $28,891
                                                                                                          --------------
37                           Real property lease arrearage                                                           $0
                                                                                                          --------------
38                           Personal property lease arrearage
                                                                                                          --------------
39                           Accrued professional fees*                                                        $375,000
                                                                                                          --------------
40                           Current portion of long-term post-petition debt (due within 12 months)
                                                                                                          --------------
41                           Other:
                                   ----------------------------------------------------------             --------------
42                           Amounts collected on behalf of Radvision                                           $48,121
                                   ----------------------------------------------------------             --------------
43                           Accrued Pre Petition Vacation Pay and Expenses                                   ($158,408)
                                   ----------------------------------------------------------             --------------
44                           TOTAL CURRENT LIABILITIES                                                         $296,955
                                                                                                          --------------
45                LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                          --------------
46                           TOTAL POST-PETITION LIABILITIES                                                   $296,955
                                                                                                          --------------
           PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                           Secured claims                                                          F               $0
                                                                                                          --------------
48                           Priority unsecured claims                                               F          $79,594
                                                                                                          --------------
49                           General unsecured claims                                                F       $1,992,679
                                                                                                          --------------
50                           TOTAL PRE-PETITION LIABILITIES                                                  $2,072,273
                                                                                                          --------------
51                           TOTAL LIABILITIES                                                               $2,369,228
                                                                                                          --------------
    EQUITY (DEFICIT)

52                Retained Earnings/(Deficit) at time of filing                                           ($138,812,000)
                                                                                                          --------------
53                Capital Stock
                                                                                                          --------------
54                Additional paid-in capital                                                               $133,827,000
                                                                                                          --------------
55                Cumulative profit/(loss) since filing of case                                              $4,325,366
                                                                                                          --------------
56                Post-petition contributions/(distributions) or (draws)
                                                                                                          --------------
57
                                   ----------------------------------------------------------             --------------
58                Market value adjustment **                                                                   $753,566
                                                                                                          --------------
59                           TOTAL EQUITY (DEFICIT)                                                             $93,932
                                                                                                          --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                   $2,463,160
                                                                                                          ==============

*  Based on Debtor's Cash Flow Budget which is attached as Exhibit 1

** Adjustment to account for difference in book value of assets sold and market value represented by sale price.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

Receivables and Payables Agings                                   ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE       PAST DUE
                                                                [PRE AND POST PETITION]  [POST PETITION]   POST PETITION DEBT
                                                                -----------------------  ----------------  ------------------
      0 -30 Days                                                                                    $778
                                                                -----------------------  ----------------
      31-60 Days                                                                                  $7,221
                                                                -----------------------  ----------------
      61-90 Days                                                                                 $11,441             $28,114
                                                                -----------------------  ----------------  ------------------
      91+ Days                                                                                    $9,452
                                                                -----------------------  ----------------
      Total accounts receivable/payable                                             $0           $28,891
                                                                -----------------------  ================
      Allowance for doubtful accounts
                                                                -----------------------
      Accounts receivable (net)                                                     $0
                                                                =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD

                                           INVENTORY(IES)
                                             BALANCE AT
                                           END OF MONTH         INVENTORY BEGINNING OF MONTH
                                           ------------                                                              --------------

                                                                Add -
      Retail/Restaurants -                                        Net purchase
                                                                                                                     --------------
        Product for resale                                        Direct labor
                                           --------------                                                            --------------
                                                                  Manufacturing overhead
                                                                                                                     --------------
      Distribution -                                              Freight in
                                                                                                                     --------------
        Products for resale                --------------         Other:
                                                                                                                     --------------

                                                                -------------------------------------------------    --------------
      Manufacturer -
                                                                -------------------------------------------------    --------------
        Raw Materials                      --------------

        Work-in-progress                   --------------
                                                                Less -
        Finished goods                     --------------
                                                                  Inventory End of Month
                                                                                                                     --------------
                                                                  Shrinkage
                                                                                                                     --------------
      Other - Explain                                             Personal Use
                                           --------------                                                            --------------

      -----------------------------------
                                                                Cost of Goods Sold                                              $0
      -----------------------------------                                                                            ==============
          TOTAL                                       $0
                                           ==============

      METHOD OF INVENTORY CONTROL                               INVENTORY VALUATION METHODS

      Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
                 Yes                No
                     --------          ---------
      How often do you take a complete physical inventory?      Valuation methods -
                                                                    FIFO cost
                                                                                                                 ----
        Weekly                                                      LIFO cost
                                    ----------                                                                   ----
        Monthly                                                     Lower of cost or market
                                    ----------                                                                   ----
        Quarterly                                                   Retail method
                                    ----------                                                                   ----
        Semi-annually                                               Other
                                    ----------                                                                   ----
        Annually                                                      Explain
                                    ----------
Date of last physical inventory was
                                    --------------------------  -------------------------------------------------------------------

                                                                -------------------------------------------------------------------
Date of next physical inventory is
                                    --------------------------  -------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                   COST                            MARKET VALUE
                                                                              ----                            ------------
         -------------------------------------------------         ----------------------------     --------------------------------

         -------------------------------------------------         ----------------------------     --------------------------------

         -------------------------------------------------         ----------------------------     --------------------------------

         -------------------------------------------------         ----------------------------     --------------------------------

         -------------------------------------------------         ----------------------------     --------------------------------

         -------------------------------------------------         ----------------------------     --------------------------------
         Total                                                                              $0                                   $0
                                                                   ============================     ================================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                   COST                         MARKET VALUE
                                                                              ----                         ------------
Machinery & Equipment -

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------
         Total                                                                              $0                               $0
                                                                   ============================     ============================
Furniture & Fixtures -

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------
         Total                                                                              $0                               $0
                                                                   ============================     ============================
Office Equipment -

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------
         Total                                                                              $0                               $0
                                                                   ============================     ============================
Leasehold Improvements -

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------
         Total                                                                              $0                               $0
                                                                   ============================     ============================
Vehicles -

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------

         -------------------------------------------------         ----------------------------     ----------------------------
         Total                                                                              $0                               $0
                                                                   ============================     ============================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                                                 0-30 DAYS  31-60 DAYS  61-90 DAYS   91+ DAYS    TOTAL
                                                             ----------  ----------  ----------  ---------  ---------
FEDERAL

   Income Tax Withholding                                           $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   FICA - Employee                                                  $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   FICA - Employer                                                  $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Unemployment (FUTA)                                              $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Income                                                           $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Other (Attach List)                                              $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
TOTAL FEDERAL TAXES                                                 $0          $0          $0         $0         $0
                                                             ----------  ----------  ----------  ---------  ---------
STATE AND LOCAL                                                     $0
                                                             ----------
   Income Tax Withholding                                           $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Unemployment (UT)                                                $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Disability Insurance (DI)                                        $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Empl. Training Tax (ETT)                                         $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Sales                                                            $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Excise                                                           $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Real property                                                    $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Personal property                                                $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Income                                                           $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
   Other (Attach List)                                              $0                                            $0
                                                             ----------  ----------  ----------  ---------  ---------
TOTAL STATE & LOCAL TAXES                                           $0          $0          $0         $0         $0
                                                             ----------  ----------  ----------  ---------  ---------
TOTAL TAXES                                                         $0          $0          $0         $0         $0
                                                             ==========  ==========  ==========  =========  =========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                      CLAIMED      ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                           AMOUNT *   AMOUNT (B) *
                                                                                    -----------  ------------
   Secured claims  (a)                                                                      $0            $0
                                                                                    -----------  ------------
   Priority claims other than taxes                                                    $79,594       $79,594
                                                                                    -----------  ------------
   Priority tax claims

                                                                                    -----------  ------------
   General unsecured claims                                                         $1,992,679    $1,992,679
                                                                                    -----------  ------------

   (a)      List total amount of claims even it under secured.

   (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1          ACCOUNT 2           ACCOUNT 3           ACCOUNT 4
                                      ------------------  ------------------  ------------------  ------------------
Bank                                  Silicon Valley Bk      SVB Securities      Morgan Stanley
                                      ------------------  ------------------  ------------------  ------------------
Account Type                                   Checking          Investment          Investment
                                      ------------------  ------------------  ------------------  ------------------
Account No.                                   350524370     8860074-1-4-ZGQ            14-78N08
                                      ------------------  ------------------  ------------------  ------------------
Account Purpose                               Operating       ST Investment          Investment
                                      ------------------  ------------------  ------------------  ------------------
Balance, End of Month                        $2,024,927                  $0                  $0
                                      ------------------  ------------------  ------------------  ------------------
Total Funds on Hand for all Accounts         $2,024,927
                                      ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.
* The general claims bar date has not yet passed, and the Debtors have not yet completed their comparison of scheduled claims to filed claims.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                      FOR THE MONTH ENDED       05/31/05
                                         ----------------------

                                                                                                      Actual         Cumulative
                                                                                                   Current Month   (Case to Date)
                                                                                                   -------------   --------------
   CASH RECEIPTS

1            Rent/Leases Collected
                                                                                                   --------------  --------------
2            Cash Received from Sales                                                                         $0      $1,600,100
                                                                                                   --------------  --------------
3            Interest Received                                                                                $8             $16
                                                                                                   --------------  --------------
4            Borrowings                                                                                       $0        $715,000
                                                                                                   --------------  --------------
5            Funds from Shareholders, Partners, or Other Insiders
                                                                                                   --------------  --------------
6            Capital Contributions
                                                                                                   --------------  --------------
7            Proceeds from sale of assets                                                                     $0      $7,150,000
             ------------------------------------------------------------------------------------  --------------  --------------
8            Miscellaneous deposits                                                                      $14,876         $20,281
             ------------------------------------------------------------------------------------  --------------  --------------
9            Amounts collected on behalf of Radvision                                                         $0         $48,121
             ------------------------------------------------------------------------------------  --------------  --------------
10
             ------------------------------------------------------------------------------------  --------------  --------------
11
             ------------------------------------------------------------------------------------  --------------  --------------
12                   TOTAL CASH RECEIPTS                                                                 $14,884      $9,533,518
                                                                                                   --------------  --------------
   CASH DISBURSEMENTS

13           Payments for Inventory
                                                                                                   --------------  --------------
14           Selling
                                                                                                   --------------  --------------
15           Administrative                                                                              $50,445        $193,816
                                                                                                   --------------  --------------
16           Capital Expenditures
                                                                                                   --------------  --------------
17           Principal Payments on Debt                                                                       $0      $4,820,355
                                                                                                   --------------  --------------
18           Interest Paid                                                                                    $0         $86,118
                                                                                                   --------------  --------------
             Rent/Lease:
19                   Personal Property
                                                                                                   --------------  --------------
20                   Real Property                                                                       $24,691        $149,879
                                                                                                   --------------  --------------
             Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                                            $14,860        $146,390
                                                                                                   --------------  --------------
22                   Draws
                                                                                                   --------------  --------------
23                   Commissions/Royalties
                                                                                                   --------------  --------------
24                   Expense Reimbursements                                                               $2,117         $17,493
                                                                                                   --------------  --------------
25                   Other
                                                                                                   --------------  --------------
26           Salaries/Commissions inc. Pre Petition PTO & commissions (less employee withholding)       $125,705        $546,689
                                                                                                   --------------  --------------
27           Management Fees
                                                                                                   --------------  --------------
             Taxes:
28                   Employee Withholding                                                                $71,085        $231,215
                                                                                                   --------------  --------------
29                   Employer Payroll Taxes                                                              $15,607         $75,151
                                                                                                   --------------  --------------
30                   Real Property Taxes
                                                                                                   --------------  --------------
31                   Other Taxes
                                                                                                   --------------  --------------
32           Other Cash Outflows:
                                                                                                   --------------  --------------
33                   Consultant Retainer                                                                    $540         $24,540
                     ----------------------------------------------------------------------------  --------------  --------------
34                   Lender Fees and Expenses                                                                 $0        $437,781
                     ----------------------------------------------------------------------------  --------------  --------------
35                   Payments to Radvision                                                                    $0        $546,472
                     ----------------------------------------------------------------------------  --------------  --------------
36                   Success and hourly fee payments to Gordian Group                                   $178,384        $318,384
                     ----------------------------------------------------------------------------  --------------  --------------
37                   Breakup fee paid to MTV                                                                  $0        $150,000
                     ----------------------------------------------------------------------------  --------------  --------------
37a                  D&O Insurance renewal                                                                    $0         $50,000
                     ----------------------------------------------------------------------------  --------------  --------------
37b                  Bank balance adjustment                                                                  $0          $5,650
                                                                                                   --------------  --------------
37c                  Fees paid to US Trustee                                                             $10,250         $10,250
                                                                                                   --------------  --------------
37d                  Pre-petition expense reimbursement                                                  $14,408         $14,408
                                                                                                   --------------  --------------
38                   TOTAL CASH DISBURSEMENTS:                                                          $508,092      $7,824,591
                                                                                                   --------------  --------------
39 NET INCREASE (DECREASE) IN CASH                                                                     ($493,208)     $1,708,927
                                                                                                   --------------  --------------
40 CASH BALANCE, BEGINNING OF PERIOD                                                                  $2,518,135        $316,000
                                                                                                   --------------  --------------
41 CASH BALANCE, END OF PERIOD                                                                        $2,024,927      $2,024,927
                                                                                                   ==============  ==============